SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 1, 2005

                Trust Certificates (TRUCs), Series 2001-2 Trust
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            (Exact name of registrant as specified in its charter)


           New York                  333-58504-02             13-7294824
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(State or other jurisdiction         (Commission            (I.R.S. employee
      of incorporation)              file number)          identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                              10005
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.
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On June 1, 2005 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01  Financial Statements, Pro-Forma Financial Information and
           Exhibits.

      (a)  Not Applicable.

      (b)  Not Applicable.

      (c)  Exhibits.

           99.1   Trustee's Report in respect of the June 1, 2005
                  Distribution Date

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Trust Certificates (TRUCs), Series 2001-2 Trust
                              By: U.S. Bank Trust National Association, not
                                  in its individual capacity, but solely as
                                  Trustee on behalf of Trust Certificates
                                  (TRUCs), Series 2001-2 Trust


                              By: /s/ Thomas E. Tabor
                                  -------------------

                              Name: Thomas E. Tabor
                              Title: Vice President


Dated: June 1, 2005

                                 EXHIBIT INDEX

Exhibit                                                                 Page
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99.1      Trustee's Report in respect of the June 1, 2005
          Distribution Date                                               5